UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-3081

Dreyfus Appreciation Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	12/31
Date of reporting period:	6/30/10

1

FORM N-CSR

Item 1.      Reports to Stockholders.

2

Dreyfus Appreciation Fund, Inc.

SEMIANNUAL REPORT June 30, 2010

BNY MELLON
ASSET MANAGEMENT

Dreyfus

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
10	Statement of Assets and Liabilities
11	Statement of Operations
12	Statement of Changes in Net Assets
13	Financial Highlights
14	Notes to Financial Statements
FOR MORE INFORMATION
Back Cover

Dreyfus Appreciation Fund, Inc.

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Appreciation Fund, Inc., covering the six-month period from January 1, 2010, through June 30, 2010.

After posting solid gains over the first quarter of 2010, stocks encountered renewed volatility in the second quarter, which caused most equity indices to erase their previous gains and end the reporting period lower than where they began. The second-quarter correction occurred despite positive GDP reports, as manufacturing activity improved and unemployment began to moderate in a recovery that has so far proved sustainable but milder than historical averages. Indeed, many of the headlines that have affected investors emanated from overseas markets, including the sovereign debt crisis in Europe and inflation fears in China.

Despite recent headlines about the current state of the U.S. economy, we still believe that it is unlikely that we’ll encounter a “double-dip” recession. Instead, we expect current financial strains to ease and the domestic economy to expand at a moderate pace over the second half of the year. However, we currently see a number of downside risks across the global markets that could result in volatility over the short term, which is why we still believe that a long-term investment focus with an emphasis on high-quality stocks may be suitable for many investors. As always, your financial advisor can help you assess both the risks and opportunities provided by the global financial markets in this investment climate.

For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 15, 2010

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2010, through June 30, 2010, as provided by Fayez Sarofim, Portfolio Manager of Fayez Sarofim & Co., Sub-Investment Adviser

Fund and Market Performance Overview

For the six-month period ended June 30, 2010, Dreyfus Appreciation Fund produced a total return of –6.08%.1 In comparison, the total return of the fund’s benchmark, the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”), was –6.64% for the same period.2

A market rally sputtered late in the reporting period when investors grew concerned about a number of threats to global economic growth. The fund produced higher returns than its benchmark, mainly due to strong stock selections in the information technology, consumer staples and health care sectors.

The Fund’s Investment Approach

The fund seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income. To pursue these goals, the fund normally invests at least 80% of its assets in common stocks. The fund focuses on blue-chip companies with total market capitalizations of more than $5 billion at the time of purchase, including multinational companies. These are established companies that have demonstrated sustained patterns of profitability, strong balance sheets, an expanding global presence and the potential to achieve predictable, above-average earnings growth.

In choosing stocks, the fund first identifies economic sectors it believes will expand over the next three to five years or longer. Using fundamental analysis, the fund then seeks companies within these sectors that have proven track records and dominant positions in their industries. The fund employs a “buy-and-hold” investment strategy, which generally has resulted in an annual portfolio turnover of below 15%.A low portfolio turnover rate helps reduce the fund’s trading costs and minimizes tax liability by limiting the distribution of capital gains.3

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Global Economic Concerns Intensified

The year 2010 began in the midst of an economic recovery and stock market rally as improved manufacturing activity and an apparent bottoming of housing prices helped boost confidence among businesses, consumers and investors. The stock market continued to rally under these improving economic conditions, but investors favored lower-quality companies over the high-quality blue chips in which the fund primarily invests.

As the year progressed, however, several developments threatened the economic rebound. Europe was roiled by a sovereign debt crisis when Greece found itself unable to finance a heavy debt burden. Robust economic growth in China, one of the primary engines of the global economic recovery, seemed to spark local inflationary pressures, and investors grew worried that remedial measures might dampen regional growth. In the United States, mixed data related to retail sales, employment and the housing market suggested that economic headwinds might constrain already mild growth. Consequently, large-cap stocks gave back their previous gains, generally ending the reporting period lower than where they began. However, higher-quality companies held up better than their lower-quality counterparts, indicating that investors were refocusing on companies with a demonstrable ability to produce consistent earnings growth.

Quality Bias Cushioned Market Declines

Although the fund lost a modest degree of value in the market decline, our security selection strategy scored successes in several areas. Most notably, results from the information technology sector were bolstered by electronics innovator Apple, which generated robust sales with the release of the popular iPad mobile device. In the consumer staples sector, Estee Lauder, McDonald’s,Altria Group, PepsiCo and Nestlé benefited from a shift in investor sentiment toward traditionally defensive stocks. Among health care companies, Novo Nordisk released a new diabetes medicine that exceeded analysts’ expectations.

The financials sector ranked among the fund’s greater disappointments during the reporting period, as underweighted exposure prevented the fund from participating fully in the sector’s rebound. Moreover, banking giant HSBC Holdings was hurt by the European sovereign debt crisis. The fund’s overweighted exposure to energy stocks also detracted from relative performance,as the sector was hurt by macroeconomic concerns and a catastrophic oil spill. In other areas, drug store chain Walgreen lost value due to weakness in its non-pharmacy operations and a dispute with a rival’s pharmacy benefits management unit.

Positioned for a Slow and Choppy Recovery

With investors currently refocusing on companies that can produce steady revenues and earnings growth in a sub-par recovery, we believe that the stock market over the rest of the year is likely to be driven by the fundamental strengths and weaknesses of individual companies. Consistent with this outlook, we recently added International Business Machines (IBM) to the fund. IBM has demonstrated its ability to focus on higher margin businesses that produce recurring revenues and strong levels of free cash flow.We eliminated the fund’s positions in coal producer Peabody Energy due to concerns regarding commodity prices, and oil driller Transocean due to competitive pressures. We sold the fund’s holdings of Transocean well before its implication in the Gulf oil leak catastrophe, avoiding a steep decline in its share price.

July 15, 2010

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance. Investors cannot invest directly in an index.
3	Achieving tax efficiency is not a part of the fund’s investment objective, and there can be no guarantee that the fund will achieve any particular level of taxable distributions in future years. In periods when the manager has to sell significant amounts of securities (e.g., during periods of significant net redemptions or changes in index components) funds can be expected to be less tax efficient than during periods of more stable market conditions and asset flows.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Appreciation Fund, Inc. from January 1, 2010 to June 30, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended June 30, 2010

Expenses paid per $1,000†	$5.24
Ending value (after expenses)	$939.20

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended June 30, 2010

Expenses paid per $1,000†	$5.46
Ending value (after expenses)	$1,019.39

† Expenses are equal to the fund’s annualized expense ratio of 1.09%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
June 30, 2010 (Unaudited)

Common Stocks—99.1%	Shares	Value ($)
Consumer Discretionary—8.8%
Christian Dior	293,500	27,887,665
McDonald’s	719,700	47,406,639
McGraw-Hill	657,000	18,487,980
News, Cl. A	2,212,308	26,459,204
News, Cl. B	166,900 [a]	2,311,565
Target	469,100	23,065,647
		145,618,700
Consumer Staples—34.5%
Altria Group	2,373,700	47,568,948
Coca-Cola	1,595,000	79,941,400
Estee Lauder, Cl. A	317,900	17,716,567
Fomento Economico Mexicano, ADR	170,500	7,357,075
Kraft Foods, Cl. A	350,568	9,815,904
Nestle, ADR	1,921,150	92,676,276
PepsiCo	679,300	41,403,335
Philip Morris International	2,373,700	108,810,408
Procter & Gamble	1,367,300	82,010,654
SYSCO	434,100	12,402,237
Wal-Mart Stores	689,100	33,125,037
Walgreen	1,272,200	33,967,740
Whole Foods Market	157,500 [b]	5,673,150
		572,468,731
Energy—18.1%
Chevron	822,400	55,808,064
ConocoPhillips	881,700	43,282,653
Exxon Mobil	1,523,598	86,951,738
Halliburton	542,200	13,311,010
Occidental Petroleum	616,600	47,570,690
Royal Dutch Shell, Cl. A, ADR	441,800	22,187,196
Total, ADR	714,900 [a]	31,913,136
		301,024,487
Financial—5.8%
Bank of America	1,046,950	15,044,671
Berkshire Hathaway, Cl. A	322 [b]	38,640,000

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Financial (continued)
HSBC Holdings, ADR	418,166 [a]	19,064,188
JPMorgan Chase & Co.	653,400	23,920,974
		96,669,833
Health Care—11.6%
Abbott Laboratories	861,300	40,291,614
Becton Dickinson & Co.	39,300	2,657,466
Intuitive Surgical	21,200 [b]	6,691,144
Johnson & Johnson	1,265,900	74,764,054
Medtronic	279,500	10,137,465
Merck & Co.	334,000	11,679,980
Novo Nordisk, ADR	258,500	20,943,670
Roche Holding, ADR	758,400	26,013,120
		193,178,513
Industrial—4.7%
Caterpillar	312,500	18,771,875
General Dynamics	70,000	4,099,200
General Electric	1,877,400	27,072,108
McDermott International	168,300 [b]	3,645,378
United Technologies	376,600	24,445,106
		78,033,667
Information Technology—13.0%
Apple	264,200 [b]	66,454,226
Automatic Data Processing	447,800	18,028,428
Cisco Systems	947,100 [b]	20,182,701
Intel	3,014,500	58,632,025
International Business Machines	50,000	6,174,000
Microsoft	750,000	17,257,500
QUALCOMM	302,000	9,917,680
Texas Instruments	802,200	18,675,216
		215,321,776
Materials—2.6%
Freeport-McMoRan Copper & Gold	185,600	10,974,528
Praxair	385,100	29,263,749
Rio Tinto, ADR	59,200 [a]	2,581,120
		42,819,397
Total Common Stocks
(cost $1,154,853,024)		1,645,135,104

Other Investment—.8%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $12,407,000)	12,407,000 [c]	12,407,000

Investment of Cash Collateral
for Securities Loaned—.1%
Registered Investment Company;
Dreyfus Institutional Cash
Advantage Fund
(cost $1,795,428)	1,795,428 [c]	1,795,428

Total Investments (cost $1,169,055,452)	100.0%	1,659,337,532
Cash and Receivables (Net)	.0%	531,704
Net Assets	100.0%	1,659,869,236

ADR—American Depository Receipts
a Security, or portion thereof, on loan. At June 30, 2010, the total market value of the fund’s securities on loan is
$1,710,145 and the total market value of the collateral held by the fund is $1,795,428.
b Non-income producing security.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Consumer Staples	34.5	Financial	5.8
Energy	18.1	Industrial	4.7
Information Technology	13.0	Materials	2.6
Health Care	11.6	Money Market Investments	.9
Consumer Discretionary	8.8		100.0

† Based on net assets.
See notes to financial statements.

The Fund 9

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2010 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $1,710,145)—Note 1(c):
Unaffiliated issuers	1,154,853,024	1,645,135,104
Affiliated issuers	14,202,428	14,202,428
Cash		816,062
Dividends and interest receivable		4,072,941
Receivable for shares of Common Stock subscribed		926,032
Receivable for investment securities sold		922,759
Prepaid expenses		40,861
		1,666,116,187
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		1,486,278
Due to Fayez Sarofim & Co.		307,301
Payable for shares of Common Stock redeemed		1,829,076
Liability for securities on loan—Note 1(c)		1,795,428
Accrued expenses		828,868
		6,246,951
Net Assets ($)		1,659,869,236
Composition of Net Assets ($):
Paid-in capital		1,120,603,633
Accumulated undistributed investment income—net		16,100,338
Accumulated net realized gain (loss) on investments		32,883,185
Accumulated net unrealized appreciation
(depreciation) on investments		490,282,080
Net Assets ($)		1,659,869,236
Shares Outstanding
(300 million shares of $.001 par value Common Stock authorized)		52,746,841
Net Asset Value, offering and redemption price per share ($)		31.47

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2010 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $967,255 foreign taxes withheld at source):
Unaffiliated issuers	26,050,617
Affiliated issuers	10,482
Income from securities lending—Note 1(c)	111,786
Total Income	26,172,885
Expenses:
Investment advisory fee—Note 3(a)	3,061,494
Sub-investment advisory fee—Note 3(a)	2,002,631
Shareholder servicing costs—Note 3(b)	4,593,231
Prospectus and shareholders’ reports	126,519
Custodian fees—Note 3(b)	75,657
Directors’ fees and expenses—Note 3(c)	56,892
Registration fees	36,129
Professional fees	34,673
Loan commitment fees—Note 2	29,104
Miscellaneous	55,744
Total Expenses	10,072,074
Less—reduction in fees due to earnings credits—Note 1(c)	(4,448)
Net Expenses	10,067,626
Investment Income—Net	16,105,259
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	109,896,604
Net unrealized appreciation (depreciation) on investments	(227,063,950)
Net Realized and Unrealized Gain (Loss) on Investments	(117,167,346)
Net (Decrease) in Net Assets Resulting from Operations	(101,062,087)

See notes to financial statements.

The Fund 11

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2010	Year Ended
	(Unaudited)	December 31, 2009
Operations ($):
Investment income—net	16,105,259	43,046,616
Net realized gain (loss) on investments	109,896,604	(27,964,171)
Net unrealized appreciation
(depreciation) on investments	(227,063,950)	384,659,568
Net Increase (Decrease) in Net Assets
Resulting from Operations	(101,062,087)	399,742,013
Dividends to Shareholders from ($):
Investment income—net	(655,497)	(44,041,212)
Capital Stock Transactions ($):
Net proceeds from shares sold	140,253,530	582,734,627
Dividends reinvested	609,784	41,617,109
Cost of shares redeemed	(702,798,879)	(1,127,766,369)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(561,935,565)	(503,414,633)
Total Increase (Decrease) in Net Assets	(663,653,149)	(147,713,832)
Net Assets ($):
Beginning of Period	2,323,522,385	2,471,236,217
End of Period	1,659,869,236	2,323,522,385
Undistributed investment income—net	16,100,338	650,576
Capital Share Transactions (Shares):
Shares sold	4,140,472	20,734,886
Shares issued for dividends reinvested	17,497	1,244,526
Shares redeemed	(20,720,821)	(40,199,197)
Net Increase (Decrease) in Shares Outstanding	(16,562,852)	(18,219,785)

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
June 30, 2010			Year Ended December 31,
(Unaudited)		2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value,
beginning of period	33.52	28.23	44.70	43.78	39.75	38.69
Investment Operations:
Investment income—net[a]	.29	.56	.64	.62	.61	.53
Net realized and
unrealized gain (loss)
on investments	(2.33)	5.37	(15.16)	2.24	5.83	1.07
Total from
Investment Operations	(2.04)	5.93	(14.52)	2.86	6.44	1.60
Distributions:
Dividends from
investment income—net	(.01)	(.64)	(.72)	(.64)	(.62)	(.54)
Dividends from net realized
gain on investments	—	—	(1.23)	(1.30)	(1.79)	—
Total Distributions	(.01)	(.64)	(1.95)	(1.94)	(2.41)	(.54)
Net asset value,
end of period	31.47	33.52	28.23	44.70	43.78	39.75
Total Return (%)	(6.08)[b]	21.01	(32.37)	6.54	16.26	4.14
Ratios/Supplemental
Data (%):
Ratio of total expenses
to average net assets	1.09[c]	1.09	.97	.95	.95	.92
Ratio of net expenses
to average net assets	1.09[c,d]	1.07	.96	.95	.95	.92
Ratio of net investment
income to average
net assets	1.75[c]	1.95	1.65	1.37	1.45	1.35
Portfolio Turnover Rate	.35[b]	.92	6.98	7.35	1.00	6.81
Net Assets,
end of period
($ x 1,000)	1,659,869 2,323,522		2,471,236	4,346,776	4,382,198	4,462,452

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.
d	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

The Fund 13

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Appreciation Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective is to provide investors with long-term capital growth consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Fayez Sarofim & Co. (“Sarofim”) serves as the fund’s sub-investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares, which are sold without a sales charge.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities.Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices.

Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors.Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

The Fund 15

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2010 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	1,394,511,658	—	—	1,394,511,658
Equity Securities—
Foreign†	250,623,446	—	—	250,623,446
Mutual Funds	14,202,428	—	—	14,202,428
† See Statement of Investments for industry classification.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about FairValue Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the fund.The remain-

ing portion of ASU No. 2010-06 requires reporting entities to make new disclosures about information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements.These new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact that the adoption of this remaining portion of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments, resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either invested in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction.Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended June 30, 2010, The Bank of New York Mellon earned $47,908 from lending portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended June 30, 2010 were as follows:

Affiliated
Investment	Value			Value	Net
Company	12/31/2009 ($)	Purchases ($)	Sales ($)	6/30/2010 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market
Fund	21,713,000	414,987,000	424,293,000	12,407,000.8
Dreyfus
Institutional
Cash
Advantage
Fund	53,382,100	253,414,667	305,001,339	1,795,428.1
Total	75,095,100	668,401,667	729,294,339	14,202,428.9

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended June 30, 2010, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended December 31, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund has an unused capital loss carryover of $76,943,871 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2009. If not applied, the carryover expires in fiscal 2017.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2009 was as follows: ordinary income $44,041,212. The tax character of current year distributions will be determined at the end of the current fiscal year.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended on June 30, 2010, the fund did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Fees payable by the fund pursuant to an investment advisory agreement with Dreyfus and a sub-investment advisory agreement with Sarofim are payable monthly, at the annual rates of .3325% and .2175%, respectively, of the value of the fund’s average daily net assets.

(b) Under the Shareholder Services Plan, the fund pays the Distributor for the provision of certain services at the annual rate of .25% of the value of the fund’s average daily net assets.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended June 30, 2010, the fund was charged $2,301,875 pursuant to the Shareholder Services Plan.

The fund compensates DreyfusTransfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing per-

sonnel and facilities to perform transfer agency services for the fund. During the period ended June 30, 2010, the fund was charged $890,754 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended June 30, 2010, the fund was charged $73,075 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $4,448.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended June 30, 2010, the fund was charged $75,657 pursuant to the custody agreement.

During the period ended June 30, 2010, the fund was charged $2,742 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $469,782, shareholder services plan fees $353,220, custodian fees $46,113, chief compliance officer fees $4,113 and transfer agency per account fees $613,050.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2010, amounted to $6,542,260 and $540,490,076, respectively.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The provisions of ASC Topic 815 “Derivatives and Hedging” require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements.The fund held no derivatives during the period ended June 30, 2010.These disclosures did not impact the notes to the financial statements.

At June 30, 2010, accumulated net unrealized appreciation on investments was $490,282,080, consisting of $603,948,768 gross unrealized appreciation and $113,666,688 gross unrealized depreciation.

At June 30, 2010, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTES

Item 2.      Code of Ethics.

                  Not applicable.

Item 3.      Audit Committee Financial Expert.

                  Not applicable.

Item 4.      Principal Accountant Fees and Services.

                  Not applicable.

Item 5.      Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.      Investments.

(a)              Not applicable.

Item 7.      Disclosure of Proxy Voting Policies and Procedures for Closed-End Management      Investment Companies.

                  Not applicable.

Item 8.      Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.      Purchases of Equity Securities by Closed-End Management Investment Companies and       Affiliated Purchasers.

                  Not applicable.  [CLOSED END FUNDS ONLY]

Item 10.    Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.    Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

3

Item 12.    Exhibits.

(a)(1)    Not applicable.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)    Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Appreciation Fund, Inc.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	August 23, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	August 23, 2010

By: /s/ James Windels
James Windels, Treasurer
Date:	August 23, 2010

5

EXHIBIT INDEX

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)

6